SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                         UNITED FINANCIAL MORTGAGE CORP.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                       UNITED FINANCIAL MORTGAGE CORP.
                              815 Commerce Drive
                                  Suite 100
                          Oak Brook, Illinois 60523


                                                          August 1, 2003


 Dear Stockholder:

           Our Annual Meeting will be held on Friday, August 29, 2003, at 1:00 p.m., Central Daylight Savings Time, at the Renaissance Oak Brook Hotel, 2100 Spring Road, Oak Brook, Illinois 60523.

           The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business requiring action at the meeting. A presentation by Steve Khoshabe, the President and Chief Executive Officer of the Company, will provide information on the business and progress of our Company during fiscal 2003 and our directors and officers will be available to answer your questions.

           We appreciate the interest of our stockholders in United Financial Mortgage Corp. and are pleased that in the past so many of you have exercised your right to vote your shares. We hope that you continue to do so.

           Whether or not you plan to attend, please mark, sign, date and mail the accompanying proxy card as soon as possible. The enclosed envelope requires no postage if mailed in the United States. If you attend the meeting, you may revoke your proxy and vote personally.

                          Cordially,


                          Joseph Khoshabe,
                          Chairman of the Board

                       UNITED FINANCIAL MORTGAGE CORP.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held August 29, 2003

 To the Stockholders of
 UNITED FINANCIAL MORTGAGE CORP.:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of United Financial Mortgage Corp. (the "Company") will be held Friday, August 29, 2003, at 1:00 p.m., Central Daylight Savings Time, at the Renaissance Oak Brook Hotel, 2100 Spring Road, Oak Brook, Illinois 60523 for the following purposes:

           1.   To elect five (5) directors;

           2. To ratify the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year ending April 30, 2004; and

           3. To transact such other business as may properly come before the meeting and any adjournment thereof.

           The Board of Directors has fixed the close of business on July 25, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

           Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy and return it promptly so your vote can be recorded. If you are present at the meeting, you may revoke your proxy and vote in person.

 Date: August 1, 2003

                          By Order of the Board of Directors

                          /s/ Robert S. Luce
                          Robert S. Luce
                          Secretary

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND PROMPLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                       UNITED FINANCIAL MORTGAGE CORP.
                        815 Commerce Drive, Suite 100
                          Oak Brook, Illinois 60523

                               PROXY STATEMENT

                             GENERAL INFORMATION

 Use of Proxies

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Financial Mortgage Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, August 29, 2003, in accordance with the foregoing notice. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about August 1, 2003.

      Any proxy may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Shares represented by a proxy, properly executed and returned to the Company and not revoked, will be voted at the Annual Meeting.

      Shares will be voted in accordance with the directions of the stockholder as specified on the proxy. In the absence of directions, the proxy will be voted FOR the election of the directors named as the nominees in this Proxy Statement and FOR the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditors for the fiscal year ending April 30, 2004. Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

 Record Date and Voting Securities

      The close of business on July 25, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 4,095,229 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote, exercisable in person or by proxy. There are no other outstanding securities of the Company entitled to vote, and there are no cumulative voting rights with respect to the election of directors.

      The presence, in person or by proxy, of a majority of the outstanding shares of the Common Stock of the company is necessary to constitute a quorum at the Annual Meeting. The Company's transfer agent tabulates the votes. Abstentions and broker non-votes are included in the number of shares present and voting for the purpose of determining if a quorum is present. Abstentions also are included in the tabulation of votes cast on proposals presented to the stockholders, but broker non-votes are not.

 Expenses of Solicitation

      All expenses of the solicitation of proxies will be paid by the Company. Officers, directors and employees of the Company also may solicit proxies by telephone, facsimile or in person.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows: (i) each person who is known to be the beneficial owner as of April 30, 2003 of more than 5% of the Company's Common Stock and (ii) with respect to each of the directors and nominees for director of the Company, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group, in number, (a) the total number of shares of Common Stock beneficially owned as of April 30, 2003 and (b) the percent of Common Stock so owned as of the same date.


                                             Amount &           Percent
                                            Nature of             of
                                            Beneficial          Common
 Name of Beneficial Owner                 Ownership(1)(4)       Stock
 ------------------------                 ---------------       -----
 Joseph Khoshabe (2) (5)                    2,531,842(2)        61.8%
 Steve Khoshabe                                11,700             *
 John A. Clark(3)                              50,000            1.2%
 Robert S. Luce(3)                                100             *
 Laurence B. Woznicki                         384,870            9.3%
 All directors and executive
 officers as a group (6 persons)            2,978,512           72.73%
 _____________________
 *    Less than 1%

 (1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Unless otherwise stated in these notes, each person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within sixty days are deemed outstanding for the purpose of computing the number and percentage owned by such person, but are not deemed outstanding for the purpose of computing the percentage owned by each other person listed. Includes shares which the listed beneficial owner has a right to acquire within sixty days as follows: None. All directors and executive officers as a group, six persons, hold 2,978,512 shares.

 (2) Held by the Joseph Khoshabe Trust under Trust Agreement, dated September 22, 1995 (the "J. K. Trust") of which Mr. Joseph Khoshabe is the trustee.

 (3)  Held beneficially.

 (4) Excludes 220,500 shares subject to options under the Company's stock option plan.

 (5) The J.K. Trust is the principal shareholder of the Company. Mr. Joseph Khoshabe originally purchased the shares and then had them registered in the name of the J.K. Trust for estate planning purposes. Mr. Joseph Khoshabe, as the trustee of the J.K. Trust, is the beneficial owner of 2,531,842 shares of the Common Stock of the Company.

 ITEM 1: ELECTION OF DIRECTORS

      The nominees each were elected as directors at the Company's 2002 Annual Meeting of Shareholders. The terms of the directors will expire at the 2003 Annual Meeting. No person, other than the directors of the Company acting solely in that capacity, is responsible for the naming of the nominees.

      The Company's regular terms of office for the directors expire at the 2003 Annual Meetings of Stockholders. Five persons are to be elected at the meeting to hold office as directors for a term of one (1) year and until their respective successors are elected and qualified

      Information as to each nominee follows. Unless otherwise indicated, each nominee has served for at least five years in the business position currently or most recently held. Information regarding beneficial ownership is as of April 30, 2003.

      On May 1, 2003 Mr. Steve Khoshabe was appointed by the Board of Directors as President and Chief Executive Officer and Mr. Joseph Khoshabe was re-appointed as Chairman of the Board.

                            NOMINEES FOR DIRECTORS

      Joseph Khoshabe - Director since 1986, Age 58
      Common Shares: Beneficially owned 2,531,842

      Joseph Khoshabe was President and Chief Executive Officer of the Company since its formation in 1986 through April 30, 2003. Mr. Khoshabe is the Chairman of the Board and is responsible for the day-to-day operating activities of the Company's commercial lending operations. Prior to formation of the Company, Mr. Khoshabe was an executive with the Cracker Jack Division of Borden, Inc., where he was employed for approximately 17 years. Mr. Khoshabe holds a Bachelor of Arts Degree in Business Administration/Economics from Governors State University and a Bachelor of Science/Accounting from Tehran University. Mr. Khoshabe is the father of Mr. Steve Khoshabe, the President and Chief Executive Officer of the Company.

      John A. Clark - Director since July 19, 1998, Age 55
      Member: Audit Committee and Compensation Committee (Chairman) Common Shares: Beneficially owned 50,000

      John A. Clark retired as President and Chief Executive Officer of a Chicago area-banking group with $1.2 billion in assets in April of 1997. Mr. Clark has a B.S. degree from the University of Wisconsin at Stevens Point, Wisconsin.

      Robert S. Luce - Director since July 19, 1998, Age 56
      Member: Audit Committee and Compensation Committee
      Common Shares: Beneficially owned 100

      Robert S. Luce is an attorney who has been practicing financial services law for 30 years. Mr. Luce completed his undergraduate work at the University of Illinois and received his law degree from Loyola University School of Law (Chicago) in 1972. Mr. Luce was an attorney with the United States Securities and Exchange Commission from 1972 to 1976. Mr. Luce was an adjunct professor of law at Loyola University of Law (Chicago) in the area of securities regulations from 1972 to 1980. Mr. Luce has served as corporate counsel to Fortune 500 companies and has been a partner in two Chicago area law firms. Mr. Luce started his own law firm in 1989 and continues in that capacity.

      Elliot R. Jacobs - Director nominee, Age 58
      Common Shares: None Beneficially owned

      Elliot R. Jacobs is a professional in the mortgage banking industry. Mr. Jacobs is a frequent speaker and contributing author on topics for the Mortgage Bankers Association of America. Mr. Jacobs has been a director of the mortgage banking strategies group of First Fidelity Capital Markets, Inc. of Boca Raton, Florida since 1998. During the period from 1993 to 1998, Mr. Jacobs was the director of the Mergers and Acquisitions group of
 CoreStates Capital Markets, a division of CoreStates Bank of Fort Lauderdale, Florida. Mr. Jacobs earned a B. S. in Accounting and an MBA in Management Information Systems, with honors, from the American University.

      James R. Zuhlke - Director nominee, Age 57
      Member: Audit Committee (Chairman)
      Common Shares - None beneficially owned

      James R. Zuhlke has over 22 years of experience as an insurance executive. During that time, Mr. Zuhlke started and managed seven different insurance companies, including both domestic and overseas captives. Mr.
 Zuhlke was founder, President and Chairman of the Board of Intercargo Corporation, which became publicly traded in 1988.

      Mr. Zuhlke currently is the President of Kingsway America, Inc.; a holding company for six operating subsidiaries of the Kingsway Financial Services Group, which Mr. Zuhlke assisted in becoming a public company in 1995.

      Mr. Zuhlke received his BBA from the University of Wisconsin in 1968 and also received his law degree (JD) from the University of Wisconsin in 1971.

 Board of Directors

      The Company's Board of Directors has the responsibility to review the overall operations of the Company. The members of the Board are kept informed of the Company's results of operations and proposed plans and business objectives by the Company's management. During fiscal 2003, the Board of Directors met six times. All of the directors attended at least 75% of those meetings and meetings of the committees on which they served. The committees of the Board of Directors include the Audit Committee and the Compensation Committee.

      Effective as of May 1, 2003, the members of the Board of Directors are compensated as follows: a monthly retainer of $500; $500 for attendance at each meeting of the Board of Directors; $250 for attendance at each Committee meeting of the Board of Directors (e.g., Audit and Compensation Committees); and the Chairman of the Audit Committee is paid $500 for attendance at each Audit Committee meeting. Each board member also is issued annually a stock option for 10,000 shares under the terms of the Company's non-qualified and incentive stock option plan.

 Audit Committee

      The Audit Committee of the Board of Directors is composed of three (3) directors, none of whom is an employee of the Company. The Audit Committee is governed by a charter approved by the Board of Directors. In accordance with its Charter, the Audit Committee assists the Board of Directors in carrying out its responsibilities for monitoring management's accounting for the Company's financial results and for the timeliness and adequacy of the reporting of those results; discusses and makes inquiry into the audits of the Company's books made internally and by outside independent auditors, the Company's financial and accounting policies, its internal controls and its financial reporting; and investigates and makes a recommendation to the Board of Directors each year with respect to the appointment of independent auditors for the following year. Current members of the Audit Committee are John A. Clark, Robert S. Luce and Mr. James R. Zuhlke, Chairman who was appointed to the committee at the June 12, 2002 Board of Directors meeting. Each of the members meets the current independence and experience requirements of the American Stock Exchange. The Audit Committee met four times during the past fiscal year.

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

                        Report of the Audit Committee

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended April 30, 2003, with management and the independent auditors.

      Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

      Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2003, for filing with the Securities and Exchange Commission.

                          Audit Committee
                          ---------------
                          James R. Zuhlke (Chairman)
                          Robert S. Luce
                          John A. Clark

      A copy of the Audit Committee Charter is attached hereto as Appendix B.

 Compensation Committee

      The Compensation Committee periodically reviews management requests for grants of stock options; reviews stock option plan administration matters, and reviews executive and key employee compensation matters. The Compensation Committee members are John A. Clark, Chairman, and Robert S. Luce. The Compensation Committee met two times during the past fiscal year.

                          SUMMARY COMPENSATION TABLE
                             Annual Compensation

                                                                Other Annual
 Name and                                                       Compensation
 Principal Position            Year       Salary     Bonus      (1)(2)(3)(4)
 --------------------------    ----      --------   --------    ------------
 Joseph Khoshabe, Chairman     2003      $250,000   $546,054      $  8,401
 of the Board                  2002      $250,500   $130,000      $ 10,354
                               2001      $250,000   $157,000      $ 10,354

 Steve Y. Khoshabe, President  2003      $165,000   $465,792      $  3,664
 and Chief Executive Officer   2002      $140,000   $120,000      $  3,739
                               2001      $140,000         -0-     $  3,739

 ___________________________________
 (1) Includes: $8,401 for annual health insurance premiums for Mr. Joseph Khoshabe and his dependents; and $3,664 for annual health insurance premiums for Steve Khoshabe and his dependents.
 (2) Does not include a $25,000 annual car allowance payable to Mr. Joseph Khoshabe.
 (3)  Does not include a $12,000 annual car allowance payable to Steve
      Khoshabe.
 (4) During the last fiscal year Mr. Joseph Khoshabe was granted an option to purchase 25,000 shares of common stock of the company at an exercise price of $2.70 per share; and Mr. Steve Khoshabe was granted an option to purchase 90,000 shares at an exercise price of $2.70 per share.


                              STOCK OPTION PLAN

      On December 19, 1993, the Company adopted a Non-qualified and Incentive Stock Option Plan ("Plan") which provides for the grant of non-qualified stock options and incentive stock options. 500,000 shares of Common Stock have been reserved for issuance under the Plan. Non-qualified stock options for 413,800 shares have been granted to employees and directors at an average weighted exercise price of $3.67 per share. Each of the nominee directors was granted a stock option for 5,000 shares at an option exercise price of $2.70 per share during fiscal 2002.

                     EMPLOYMENT TERMS FOR STEVE KHOSHABE

      On May 1, 2003, the Company entered into the following employment terms with Mr. Steve Khoshabe to retain his services at the Company as President and Chief Executive Officer. The employment terms contain the following important provisions:

      Term:                            One year
      Annual Salary:                   $250,000
      Health Insurance:                Actual cost (1)
      Car Allowance:                   $12,000
      Long Term Disability Insurance:  Actual cost(1)
      Incentive Compensation:          Additional compensation in the
                                       amount of ten percent of the Company's
                                       net income before incomes taxes in
                                       excess of $3.5 million up to $10.5
                                       million, and an additional fifteen
                                       percent of the Company's net income
                                       before income taxes in excess of
                                       $10.5 million.

 ________________________________________
 (1) These items may increase in the future subject to premium costs.


                     EMPLOYMENT TERMS FOR JOSEPH KHOSHABE

      On May 1, 2003, the Company entered into the following employment terms with Mr. Joseph Khoshabe to retain his services to the Company as Chairman of the Board. The employment terms contains the following important provisions:

      Term:                            One year
      Annual Salary:                   $450,000
      Health Insurance:                Actual cost (1)
      Car Allowance:                   $25,000
      Long Term Disability Insurance:  Actual cost (1)
      Incentive Compensation:          Additional compensation
                                       in the amount of ten percent
                                       of the Company's net income before
                                       income taxes relating solely to the
                                       Company's commercial lending
                                       operations.

 _______________________________________
 (1)  These items may increase in the future subject to premium costs.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has entered into a compensation agreement with Fidelity Capital Markets, Inc. ("Fidelity") of which Mr. Elliot Jacobs is a principal. The Agreement provides for Fidelity to receive as compensation ten percent of net revenues earned by any mortgage banking or other opportunity introduced by Fidelity to the Company. It is contemplated that Fidelity's services may include locating and analyzing mortgage banking transactions that may have potential interest to the Company and its present or future business operations; the presentation of this analysis to senior management of the Company for their review and consideration; negotiation and liaison between the Company and prospective business candidates and the provision of consulting services to the Company about issues that arise during the course of contract negotiations; closing matters and operational advice after the consummation of a transaction.

      As of the date hereof, the Company has entered into one mortgage banking transaction with a person introduced to the Company by Fidelity.

      Management and Fidelity both believe that the compensation arrangement is competitive in the marketplace and fair to the Company.

      The Company's Board of Directors authorized the issuance of 213 shares of Series A Non-Voting Preferred stock ("Preferred Stock"). The outstanding shares of Preferred Stock were purchased from the Company for total cash consideration of $1,065,000 or $5,000 per share. The 213 shares of Preferred Stock include 113 shares purchased by the J.K. Trust on June 10, 1996 for a cash payment to the Company of $565,000.

      On June 5, 1998, 150 shares of the Preferred Stock were redeemed by the Company for a redemption price of $750,000 and no longer are outstanding.

      The redemption price for the Preferred Stock represents the original purchase price for such shares. The decision to redeem the shares by the Company was made solely by the holder of such shares, namely Mr. Joseph Khoshabe, the Chairman of the Board and the then President and sole director of the Company.

      The J.K. Trust for which Mr. Joseph Khoshabe is the trustee holds all 63 shares of Preferred Stock. The Company may pay variable dividends with respect to the Preferred Stock as determined by the Board of Directors of the Company on an annual basis.

      As an affiliate of the Company within the meaning of Rule 144(a)(1), the J.K. Trust is subject to the volume limitations of Rule 144(e) with respect to any sales by it. Generally, the maximum amount of securities that an be sold by a control affiliate during a three-month period pursuant to Rule 144 is limited to the greater of one percent of the outstanding securities of the Company or the average weekly volume traded for the four-week period prior to the date of filing the required notification of sale.

                 ITEM 2 - RATIFICATION OF THE APPOINTMENT OF
                CROWE CHIZEK AND COMPANY LLC AS THE COMPANY'S
                     INDEPENDENT AUDITORS FOR THE FISCAL
                          YEAR ENDING APRIL 30, 2004

      The Audit Committee has considered the qualifications of Crowe Chizek and Company LLC ("Crowe Chizek") and has appointed Crowe Chizek as independent auditors of the Company for the fiscal year ending April 30, 2004. A resolution ratifying the appointment will be offered at the meeting. If the resolution is not adopted, the adverse vote will be considered as a direction to the Audit Committee to select other auditors for the following year. Because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 2004 will stand unless the Audit Committee finds other good reason for making a change.

      Fees paid to Crowe Chizek for professional services rendered to the Company during 2003 were as follows: Audit fees and all other fees, including audit related services of $30,000 and other non-audit related services of $10,000. Other non-audit related services include tax return preparation and consultation. No services were performed or fees incurred in connection with financial information systems design and implementation projects during 2003. The Audit Committee considered the effects that the provision of non-audit services may have on the Company's independent auditors' independence.

      A representative of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative so desires.
 000

      Ratification requires the affirmative vote by holders of at least a majority of outstanding shares voting at the Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF
                         CROWE CHIZEK AS THE COMPANY'S
                      INDEPENDENT AUDITORS FOR FISCAL 2004

           SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders also are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended April 30, 2003, all reporting persons complied with Section 16(a) filing requirements.

                DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2004 Annual Meeting of Stockholders must be received by the Company no later than February 1, 2004 to be included in the proxy statement and form of proxy relating to that meeting.

                                OTHER MATTERS

      Officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone and telegram, in addition to the use of the mails. None of these individuals will receive special compensation for these services which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. The Company will reimburse them for reasonable out-of-pocket expenses. Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209 will assist in the distribution of proxy solicitation materials, for a fee estimated at $3,000, plus out-of-pocket expenses. The Company will pay the cost of proxy solicitation.

                                  APPENDIX A

      The Summary of Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; the Financial Statements, including: Statements of Operations, Statements of Financial Position, Statement of Shareholders' Equity, and Statements of Cash Flows; Notes to Consolidated Financial Statements; and Independent Auditor's Report for the fiscal year ended April 30, 2003 are incorporated herein by reference from the Company's Annual Report on Form 10-KSB as filed with the United States Securities and Exchange Commissions on or about July 30, 2003.


                                    By Order of the Board of Directors

                                    /S/ Robert S. Luce
                                    ----------------------------------
                                    Secretary, Robert S. Luce
                                    Dated: August 1, 2003

                                  APPENDIX B

                        UNITED FINANCIAL MORTGAGE CORP

                                CHARTER OF THE

                               AUDIT COMMITTEE


 Purpose: The Audit Committee ("Committee") reviews the Company's quarterly and annual financial statements and other financial information included in or incorporated by reference in the Company's Proxy Statement, Form 10-KSB and other reports to shareholders.

 The Committee also reviews recommendations of the Company's independent auditors and internal auditors on accounting methods and internal controls. The Committee may make recommendations to the Board of Directors on the scope of the audits. The Committee may review reports prepared by the independent public accountants and internal auditors on management's compliance with laws and the Company's business conduct and ethics policies. The Committee may conduct independent inquiries. The Committee recommends to the Board of Directors the appointment of independent auditors. The
 Committee shall be entitled to call upon the service of the Company's officers and outside advisors for such assistance as it may request in the fulfillment of these purposes.

 Membership: The Audit Committee shall be composed of three (3) non-employee members of the Board of Directors. The Board shall be entitled to fill any vacancies in its membership. The Committee may appoint a Chairman and Secretary of the Committee.

 Decision Making: Actions of the Committee shall be taken by a vote of not less than a majority of its members.

 Meeting Schedules: The Committee shall meet on a calendar quarter basis at such places and times as shall be convenient to the members of the Committee.

                                June 19, 1998

                              PROXY BALLOT FORM
                              -----------------
                       UNITED FINANCIAL MORTGAGE CORP.
             Proxy Solicited on Behalf of The Board of Directors
           For The Annual Meeting of Stockholders - August 29, 2003

      The undersigned appoints Joseph Khoshabe and Robert S. Luce and each of them, as proxies, with full power of substitution and revocation, to vote, as designated below, all the Common Stock of United Financial Mortgage Corp. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders to be held on August 29, 2003 or at any adjournment thereof.

      Unless otherwise marked, this proxy will be voted FOR the election of the nominees for director named, and FOR Proposal No. 2 and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY BALLOT FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    BALLOT
                                    ------
               ANNUAL MEETING OF STOCKHOLDERS - August 29, 2003
               ------------------------------------------------

 1. For Election of
    Directors
    (Mark only one)          [ ]  Vote FOR all        [ ]  Vote WITHHELD
                                  nominees listed          from all nominees
                                  below (EXCEPT            Joseph Khoshabe
                                  as directed  to the      John A. Clark
                                  contrary below)          Robert S. Luce
                                  Joseph Khoshabe          Elliot R. Jacobs
                                  John A. Clark            James R. Zuhlke
                                  Robert S. Luce
                                  Elliot R. Jacobs
                                  James R. Zuhlke

 INSTRUCTIONS: To withhold vote for any individual nominee, write that nominee's name in the space provided below.

 ____________________________________________________________________________


                                            For   Against   Abstain
 2. For ratification of the appointment     [ ]     [ ]       [ ]
    of Crowe Chizek and Company
    LLC as the Company's Independent
    Auditors

 ____________________________________________________________________________

 Print Name of Stockholder                 Signature of Stockholder or Proxy


 ____________________________________________________________________________
 Address                                   Number of Shares

 ___________________________________
 Date